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                                                                   EXHIBIT 3.5

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
                                                                               COMMON STOCK
                                                                               $0.10 PAR VALUE



INCORPORATED UNDER THE LAWS                                                    SEE REVERSE SIDE
 OF THE STATE OF DELAWARE                                                      FOR LEGEND

                                                                               CUSIP ______

THIS CERTIFICATE IS TRANSFERABLE IN
HOUSTON TX AND NEW YORK, NY                                                    SEE REVERSE SIDE
                                                                         FOR CERTAIN CONDITIONS
                         PENNZOIL-QUAKER STATE COMPANY
THIS CERTIFIES THAT






              FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK

Pennzoil-Quaker State Company transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation of the Corporation, copies of which are on file with the Transfer Agents, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile signatures of its duly authorized officers.


Dated:

/s/  LINDA F. CONDIT                                                /s/ JAMES L. PATE
--------------------------------------                              ---------------------------------
VICE PRESIDENT AND CORPORATE SECRETARY                              CHAIRMAN OF THE BOARD AND
REGISTERED                                                             CHIEF EXECUTIVE OFFICER
HARRIS TRUST AND SAVINGS BANK                                  COUNTERSIGNED
                          REGISTRAR                                 PENNZOIL COMPANY
By                                                                   [HOUSTON, TX]  TRANSFER AGENT
                                                               BY
AUTHORIZED SIGNATURE
                                                                              AUTHORIZED SIGNATURE
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                         PENNZOIL-QUAKER STATE COMPANY

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
        TEN COM   -- as tenants in common              UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT   -- as tenants by the entireties                               (Cust)                (Minor)
        JT TEN    -- as joint tenants with right of                         under Uniform Gifts to Minors
                     survivorship and not as tenants                        Act _________________
                     in common                                                       (State)
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     Additional abbreviations may also be used though not in the above list

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION IN HOUSTON, TEXAS OR TO EITHER TRANSFER AGENT.


        For Value received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

of the Capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ____________________________________________

___________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ______________________________


                                     Signature:

                     NOTICE:         X ________________________________________
              THE SIGNATURE TO THIS                 (SIGNATURE)
              ASSIGNMENT MUST CORRES-
              POND WITH THE NAME AS
              WRITTEN UPON THE FACE
              OF THE CERTIFICATE IN
              EVERY PARTICULAR,
              WITHOUT ALTERATION OR
              ENLARGEMENT OR ANY
              CHANGE WHATEVER.       X ________________________________________
                                                    (SIGNATURE)


                                     ________________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-16,
                                     ________________________________________
                                     SIGNATURE(S) GUARANTEED BY:







                                     ________________________________________


This certificate also __________ and causes the holder hereof to certain Rights as set forth in the Rights Agreement (the "Rights Agreement") between Pennzoil-Quaker State Company (the "Company") and ___________, the "Rights Agent"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company or the Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned by or transferred to any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement, and certain transferees thereof, will become null and void and will no longer be transferable.